SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

                              ------------------
                          Deutsche Capital Growth Fund


                          Deutsche Capital Growth VIP


                      Deutsche Large Cap Focus Growth Fund




THE FOLLOWING SECTIONS OF EACH FUND'S PROSPECTUSES(ES) ARE SUPPLEMENTED AS FOLLOWS EFFECTIVE ON OR ABOUT OCTOBER 3, 2016:


The following information replaces the "Management process" disclosure contained in the "PRINCIPAL INVESTMENT STRATEGY" section of the summary section and the "Fund Details" section of each fund's prospectus(es).


MANAGEMENT PROCESS. Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned and that have above average and sustainable growth potential.


Portfolio management utilizes a proprietary investment process designed to identify attractive investments by utilizing proprietary research, including regional and sector research, conducted by in-house analysts. The investment process also takes into consideration various valuation metrics to assess the attractiveness of stocks and assists portfolio management in devising allocations among investable securities.

All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may change over time. Portfolio management may favor different types of securities from different industries and companies at different times.


Portfolio management will normally sell a stock when its price fully reflects portfolio management's estimate of its fundamental value, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given sector.

The following disclosure is added to the "PRINCIPAL INVESTMENT STRATEGY" section of the summary section and replaces similar disclosure in the "Fund Details" section of each fund's prospectus(es).


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class, to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The following disclosure is added under the "MAIN RISKS" of the summary section of each fund's prospectus(es).


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


September 28, 2016
PROSTKR-716

                                                   Deutsche
                                                   Asset Management [DB Logo]

The following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the summary section of each fund's prospectus(es).


SEBASTIAN P. WERNER, PHD, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.

The following information replaces the existing disclosure contained under the "MANAGEMENT" sub-heading of the "FUND DETAILS" section of each fund's prospectus(es).


SEBASTIAN P. WERNER, PHD, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2016.
o Joined Deutsche Asset Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.


o  Portfolio Manager for Global and US Growth Equities: New York.

o MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr.rer.pol.") from the European Business School, Oestrich-Winkel.


               Please Retain This Supplement for Future Reference


September 28, 2016
PROSTKR-716
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